Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	SUBSEQUENT EVENTS
Disposition of Southern Alberta Assets
On January 26, 2024, Crescent Point completed the disposition of its Southern Alberta assets for total consideration of approximately $38.1 million, including interim closing adjustments. Total consideration includes $25.0 million of deferred consideration receivable. Due to significant decommissioning liabilities associated with these assets, this transaction reduces the Company's decommissioning liability balance by $92.4 million.